Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying  quarterly report on Form 10-Q for the period ended July 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934,  and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2013	/s/ Steve Christensen
Steve Christensen, Chief Executive Officer

Date: September 16, 2013	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer